UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 21, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio is referred to herein as “we”, “our”, or “us”.

Item 1.01 Entry into a Material Definitive Agreement

On October 21, 2020, we (as a Nevada corporation) and our wholly owned subsidiary, Renavotio Infratech, Inc., a Delaware corporation (the "Buyer"), completed a Share Purchase Agreement (the "Agreement") with Tritanium Labs, Inc. (“Tritanium”) and its stockholders (the "Seller"), whereby we purchased all of Tritanium’s outstanding capital stock and that of its subsidiaries: (a) Tritanium Labs, LLC, an Illinois Limited Liability Company; (b) TruCleanz Distribution, Inc., an Oklahoma Corporation; and (c) Pro N95 USA, LLC, a New Jersey Limited Liability Company. The Agreement is subject to closing conditions of the parties and representations and warranties of both the Buyer and Seller. The Buyer’s consideration for purchase of the Seller’s outstanding capital stock is: (a) Buyer’s payment of the Closing Indebtedness Payoff Amount of $250,000; and (b) Buyer’s payment of that such number of shares of Buyer’s common stock, as will be equal to $5,750,000 divided by $0.12 or 47,916,666 shares (the “Shares”).  Seventy-five percent of the Shares will be delivered at closing with the remaining 25% held back by the Buyer to secure Seller’s indemnity obligations in the Agreement. This description of the Agreement terms is qualified in its entirety by all the terms of the Agreement included in Exhibit 10.1, which are incorporated herein by reference.

Attached hereto as Exhibit 99.1 is a press release regarding our acquisition of Tritanium that we will issue on October 22, 2020.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	10/21/20 Share Purchase Agreement with Tritanium Labs USA, Inc.
99.1	Press Release dated October 22, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2020	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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